Schedule 14A Information required in proxy statement.

                            Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]          Preliminary Proxy Statement
[   ]          Preliminary Additional Materials
[   ]          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ]          Definitive Proxy Statement
[   ]          Definitive Additional Materials
[   ]          Soliciting Material Pursuant to Section 240.149-11(c) or
               Section 240.14a-12

 ....INTERCAPITAL INCOME SECURITIES INC. . . . . . . . . . . . .
        (Name of Registrant as Specified in its Charter)

 ....Marilyn K. Cranney. . . . . . . . . . . . . . . . . . . . .
        (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):


[ x  ]         No fee required.
[    ]         Fee computed on table below per Exchange Act Rules
               14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[  ]       Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                     INTERCAPITAL INCOME SECURITIES INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 27, 1996

   The Annual Meeting of Stockholders of INTERCAPITAL INCOME SECURITIES INC. (the "Fund"), a Maryland corporation, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on December 27, 1996, at 11:00 a.m., New York City time, for the following purposes:

   1. To elect eight (8) Directors to serve until the next Annual Meeting, or until their successors shall have been elected and qualified;

   2. To approve or disapprove the continuance of the Fund's currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

   3. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1997; and

   4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Stockholders of record as of the close of business on October 25, 1996 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Management Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                SHELDON CURTIS,
                                   Secretary

October 30, 1996
New York, New York

-------------------------------------------------------------------------------
                                  IMPORTANT

  YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                     INTERCAPITAL INCOME SECURITIES INC.

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF STOCKHOLDERS

                              DECEMBER 27, 1996

   This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of INTERCAPITAL INCOME SECURITIES INC. (the "Fund"), for use at the Annual Meeting of Stockholders of the Fund to be held on December 27, 1996 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Director and in favor of Proposals 2 and 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   Stockholders as of the close of business on October 25, 1996, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 25, 1996, there were outstanding 12,086,318 shares of common stock of the Fund, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Fund on that date. The Directors and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and sales by stockholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors, officers and regular employees of the Fund or Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), and employees of broker-dealers, including Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Fund may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Fund. The first mailing of this proxy statement is expected to be made on or about November 4, 1996.

                          (1) ELECTION OF DIRECTORS

   The number of Directors has currently been fixed by the Board of Directors at eight pursuant to the By-Laws of the Fund. At the Meeting, eight Directors are to be elected to hold office until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified.
There are presently eight Directors.

   Six of the current eight Directors (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Directors," that is, Directors who are not

"interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Directors have been proposed by the Directors now serving or, in the case of the nominees for positions as Independent Directors, by the Independent Directors now serving. All of the Directors have been elected by the stockholders of the Fund.

   The nominees of the Board of Directors for election as Directors are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Fund knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. Directors will be elected by a plurality of the votes cast at the Meeting.

   The following information regarding each of the nominees for election as Director includes his principal occupations and employment for at least the last five years, his age, shares of the Fund owned, if any, as of October 25, 1996 (shown in parentheses), positions with the Fund, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 82 investment companies, including the Fund, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Director to be elected at this Meeting are:

   MICHAEL BOZIC, Director since April, 1994; age 55; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO,* Director since July, 1991; age 63; Chairman, Chief Executive Officer and Director of Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Services Company Inc. ("DWSC") and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various Dean Witter, Discover & Co. ("DWDC") subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Director since January, 1993; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp.; Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Director since January, 1983; age 71; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds;

Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Director since July, 1991; age 47; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June,
1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Director since July, 1991; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

   PHILIP J. PURCELL,* Director since April, 1994; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Director since April, 1994; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995) and Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (1983-1991).

   The executive officers of the Fund other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; Rochelle G. Siegel, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Kevin Hurley and James F. Willison are Vice Presidents of the Fund and Marilyn K. Cranney, Barry Fink, Lou Anne D. McInnis, Ruth Rossi and Carsten Otto serve as Assistant Secretaries. Mr. Curtis is 64 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August,
1995) and Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 53 years old and is currently Executive Vice President of InterCapital (since April, 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April,
1996). He was previously Senior Vice President of

------------
   * Messrs. Fiumefreddo and Purcell may be deemed "interested persons," as defined in Section 2(a)(19) of the Act, of the Fund and its Investment Manager due to their affiliation with the Investment Manager and/or its affiliated companies.
                                4

InterCapital (June, 1995-April, 1996) and prior thereto was a Managing Director at Dillon Reed. Mr. Caloia is 50 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Ms. Siegel is 48 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Mr. Hurley is 51 years old and is currently Senior Vice President of InterCapital (since February, 1995). He was formerly a Managing Director at Ark Asset Management. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone, McAlinden and Hurley, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF DIRECTORS, THE INDEPENDENT DIRECTORS, AND THE COMMITTEES

   The Board of Directors consists of eight (8) directors. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Directors. As of the date of this Proxy Statement, there are a total of 82 Dean Witter Funds, comprised of 122 portfolios. As of September 30, 1996, the Dean Witter Funds had total net assets of approximately $78 billion and more than five million shareholders.

   Six Directors (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Directors. The other two Directors (the "management Directors") are affiliated with InterCapital. Four of the six independent Directors are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Dean Witter Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Directors who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Directors serve as members of the Audit Committee and the Committee of the Independent Directors. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Directors or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. There are no nominating or compensation committees of the Directors.

   The Committee of the Independent Directors is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended September 30, 1996, the Board of Directors of the Fund held six meetings, and the Audit Committee, the Committee of the Independent Directors and the Derivatives Committee of the Fund held three, ten and three meetings, respectively. No Director attended fewer than 75% of the meetings of the Board of Directors, the Audit Committee, the Committee of the Independent Directors or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT DIRECTORS AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Directors and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Directors to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Directors and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Directors.

   The Chairman of the Committee of the Independent Directors and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Director of the Dean Witter Funds and as an Independent Director and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR ALL DEAN WITTER FUNDS

   The Independent Directors and the Funds' management believe that having the same Independent Directors for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Dean Witter Funds.

SHARE OWNERSHIP BY DIRECTORS

   The Directors have adopted a policy pursuant to which each Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Director serves. In addition, the policy contemplates that the Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Directors may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Director is in compliance with the policy. Any future Director will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 1996, the total value of the investments by the Directors and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $8.5 million.

   As of October 25, 1996, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1 percent of the Fund's shares of common stock outstanding.

COMPENSATION OF INDEPENDENT DIRECTORS

   The Fund pays each Independent Director an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Directors or committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Directors an additional annual fee of $1,200). The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Directors by the Fund for the fiscal year ended September 30, 1996.

                              FUND COMPENSATION

                                                     AGGREGATE
                                                   COMPENSATION
NAME OF INDEPENDENT DIRECTOR                       FROM THE FUND
----------------------------                      ---------------
Michael Bozic ....................................    1,750
Edwin J. Garn ....................................    1,850
John R. Haire ....................................    3,850
Dr. Manuel H. Johnson ............................    1,800
Michael E. Nugent ................................    1,750
John L. Schroeder ................................    1,800

   The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

             COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    FOR SERVICE AS        TOTAL
                                FOR SERVICE AS                        CHAIRMAN OF     COMPENSATION
                                  DIRECTOR OR      FOR SERVICE AS    COMMITTEE OF       PAID FOR
                                  TRUSTEE AND       TRUSTEE AND       INDEPENDENT    SERVICES TO 79
                               COMMITTEE MEMBER   COMMITTEE MEMBER    DIRECTORS/       DEAN WITTER
                               OF 79 DEAN WITTER    OF 11 TCW/DW     TRUSTEES AND     FUNDS AND 11
NAME OF INDEPENDENT DIRECTOR         FUNDS             FUNDS        AUDIT COMMITTEE   TCW/DW FUNDS
----------------------------  -----------------  ----------------  ---------------  ---------------
Michael Bozic ...............      $126,050                --                 --        $126,050
Edwin J. Garn ...............       136,450                --                 --         136,450
John R. Haire ...............        98,450           $82,038         $217,350(1)        397,838
Dr. Manuel H. Johnson .......       136,450            82,038                 --         218,488
Michael E. Nugent ...........       124,200            75,038                 --         199,238
John L. Schroeder ...........       136,450            46,964                 --         183,414

------------
   (1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------
   (2) An Eligible Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Director and his or her spouse on the date of such Eligible Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended September 30, 1996 and by the 57 Dean Witter Funds (including the Fund) as of December 31, 1995, and the estimated retirement benefits for the Fund's Independent Directors from the Fund as of September 30, 1996 and from the 57 Dean Witter Funds as of December 31, 1995.

         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS




                                       FOR ALL FUNDS                  RETIREMENT
                             -------------------------------            BENEFITS                ESTIMATED ANNUAL
                                ESTIMATED                              ACCRUED AS                   BENEFITS
                              CREDITED YEARS     ESTIMATED              EXPENSES                UPON RETIREMENT(3)
                              OF SERVICE AT    PERCENTAGE OF  ----------------------------- -------------------------
                                RETIREMENT       ELIGIBLE                        BY ALL      FROM THE     FROM ALL
NAME OF INDEPENDENT DIRECTOR   (MAXIMUM 10)    COMPENSATION    BY THE FUND   ADOPTING FUNDS    FUND    ADOPTING FUNDS
---------------------------- --------------  ---------------  ------------  --------------- --------  ---------------
Michael Bozic ..............        10             50.0%           $399         $ 26,359      $1,900      $ 51,550
Edwin J. Garn ..............        10             50.0             589           41,901       1,900        51,550
John R. Haire ..............        10             50.0             708          261,763       4,670       130,404
Dr. Manuel H. Johnson  .....        10             50.0             244           16,748       1,900        51,550
Michael E. Nugent ..........        10             50.0             422           30,370       1,900        51,550
John L. Schroeder ..........         8             41.7             776           51,812       1,900        42,958

------------

   (3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (2) above.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                       INVESTMENT MANAGEMENT AGREEMENT

   The Fund's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated June 30, 1993 (referred to herein as the "Management Agreement") which took effect upon the distribution by Sears, Roebuck and Co. ("Sears") to its shareholders of all the common shares of DWDC (the parent company of InterCapital and DWR) then owned by Sears.

   The Management Agreement was approved by the Board of Directors on October 30, 1992, and by the stockholders of the Fund at the Annual Meeting of Stockholders held on January 13, 1993. The present Management Agreement supersedes an earlier management agreement originally entered into by the Fund with DWR, through its InterCapital Division, and initially approved by the Board, including a majority of the Independent Directors, on January 18, 1983 and last approved by the stockholders of the Fund at their Annual Meeting of Stockholders on December 30, 1991. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment management activities previously performed by the InterCapital Division of DWR. The assumption by InterCapital of DWR's rights and obligations under this earlier management agreement in connection with the reorganization was approved by the Directors at a meeting held on October 30, 1992 and also by the stockholders of the Fund at the Annual Meeting of Stockholders on January 13, 1993.

   The terms of the Management Agreement, including fees payable by the Fund thereunder, are substantially identical in all respects to those of the earlier management agreement except for the dates of effectiveness and expiration and the name of the Investment Manager. The terms of the Management

Agreement are described below. The Management Agreement was last approved by the stockholders of the Fund as a routine matter at their Annual Meeting held on December 20, 1995. The Management Agreement's continuation until April 30, 1997 was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Board held on April 17, 1996. In the event stockholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Directors of the Fund will take such action as it deems to be in the best interest of the Fund and its stockholders, which may include calling a special meeting of stockholders to vote on a new investment management agreement.

   In considering whether or not to approve the Management Agreement, the Board of Directors reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Directors, including all of the Independent Directors, determined that the approval of the Management Agreement was in the best interests of the Fund and its stockholders.

   The favorable vote of a majority of the outstanding voting securities of the Fund is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Fund in a manner consistent with the Fund's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Fund without prior approval of its Directors. The Directors review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Management Agreement, the Fund pays the Investment Manager compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 1/2 of 1% to the Fund's average weekly net assets. The Management Agreement provides that if operating expenses, including the management fee but excluding interest, taxes, brokerage commissions and extraordinary expenses (to the extent permitted by state securities laws or regulations), paid or payable by the Fund in any fiscal year exceed (a) 1 1/2% of the first $30 million of the average weekly net assets of the Fund during such year and 1% of such average net assets in excess of $30 million; or (b) 25% of the Fund's gross income for such year the Investment Manager will pay the Fund the greater of the excess as computed under (a) or (b). Any such payments will be made on a monthly basis either by direct payment or by offset against the monthly fee payable to the Investment Manager. During the fiscal year ended September 30, 1996, the Fund's expenses did not exceed the limitations noted above. For the fiscal year ended September 30, 1996, the Fund accrued to the Investment Manager total compensation of $1,075,055. The net assets of the Fund totalled $210,675,038 at September 30, 1996.

   Under the Management Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its stockholders; all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to stockholders; fees and travel expenses of Directors or members of any advisory board or committee, who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash, charges and expenses of any outside service used for the pricing of the Fund's shares, charges and expenses of legal counsel, including counsel to the Independent Directors of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on the Fund's borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs to the Fund's operations unless otherwise explicitly provided in the Management Agreement.

   The Management Agreement had an initial term ending April 30, 1994 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Directors of the Fund, and, in either event, by the vote cast in person by a majority of the Directors who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Management Agreement's continuation until April 30, 1997 was approved by the Directors, including a majority of the Independent Directors, at a Meeting of the Directors held on April 17, 1996, called for the purpose of approving the Management Agreement.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, a wholly-owned subsidiary of InterCapital, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees paid by the Fund for the overall services being performed under the terms of the Management Agreement.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, DWSC, DWTC and InterCapital; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWTC and DWSC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Executive Officer and Directors is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Fund and sets forth the fees payable to InterCapital by such companies, including the Fund, and their net assets as of October 25, 1996.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended September 30, 1996, the Fund accrued to Dean Witter Trust Company, the Fund's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $162,032.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal year ended September 30, 1996 the Fund paid no brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Directors have unanimously selected the firm of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1997. Its selection is being submitted for ratification or rejection by stockholders at the Meeting. Price Waterhouse LLP has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of stockholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Fund.

   THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business, or the vote required to approve or reject any proposal, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the stockholders or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders must be received no later than July 3, 1996, for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO STOCKHOLDERS

   The Fund's most recent Annual Report, and its most recent Semi-annual Report succeeding the Annual Report, are available without charge upon request from Adrienne Ryan-Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                           By Order of the Board of Directors

                                     SHELDON CURTIS
                                       Secretary

                                                                    APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of October 25, 1996:

                                                   NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                    OF 10/25/96       OR ADVISORY FEE RATE(S)
                                                  --------------  ------------------------------
1.DEAN WITTER HIGH YIELD SECURITIES INC.*  ...... $  465,764,761  0.50% on assets up to
                                                                  $500 million, scaled down at
                                                                  various asset levels to 0.30%
                                                                  on assets over $3 billion
2.DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST*   $6,664,625,132  0.50% on assets up to
                                                                  $1 billion, scaled down at
                                                                  various asset levels to 0.30%
                                                                  on assets over $12.5 billion
3.DEAN WITTER CONVERTIBLE SECURITIES TRUST*  .... $  229,837,408  0.60% on assets up to
                                                                  $750 million, scaled down at
                                                                  various asset levels to 0.425%
                                                                  on assets over $3 billion
4.DEAN WITTER FEDERAL SECURITIES TRUST*  ........ $  711,126,845  0.55% on assets up to
                                                                  $1 billion, scaled down at
                                                                  various asset levels to 0.35%
                                                                  on assets over $12.5 billion
5.INTERCAPITAL INCOME SECURITIES INC.**  ........ $  212,949,709  0.50%
6.HIGH INCOME ADVANTAGE TRUST** ................. $  155,717,609  0.75% on assets up to
                                                                  $250 million, scaled down at
                                                                  various asset levels to 0.30%
                                                                  on assets over $1 billion
7.HIGH INCOME ADVANTAGE TRUST II** .............. $  209,426,981  0.75% on assets up to
                                                                  $250 million, scaled down at
                                                                  various asset levels to 0.30%
                                                                  on assets over $1 billion
8.HIGH INCOME ADVANTAGE TRUST III** ............. $   80,426,260  0.75% on assets up to
                                                                  $250 million, scaled down at
                                                                  various asset levels to 0.30%
                                                                  on assets over $1 billion
9.DEAN WITTER INTERMEDIATE INCOME SECURITIES*  .. $  201,255,950  0.60% on assets up to
                                                                  $500 million, scaled down at
                                                                  various asset levels to 0.30%
                                                                  on assets over $1 billion
10.DEAN WITTER WORLD WIDE INCOME TRUST*  ........ $  114,261,616  0.75% on assets up to
                                                                  $250 million, scaled down at
                                                                  various asset levels to 0.30%
                                                                  on assets over $1 billion
11.DEAN WITTER GOVERNMENT INCOME TRUST**  ....... $  440,715,195  0.60%
12.DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
   INC.* ........................................ $   87,913,510  0.55% on assets up to
                                                                  $500 million and 0.50% on
                                                                  assets over $500 million
13.DEAN WITTER PREMIER INCOME TRUST* ............ $   25,526,254  0.50% (of which 40% is paid to
                                                                  a Sub-Adviser)
14.DEAN WITTER SHORT-TERM U.S. TREASURY TRUST*  . $  274,058,379  0.35%

                               A-1








                                                   NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                    OF 10/25/96       OR ADVISORY FEE RATE(S)
                                                  --------------  ------------------------------
15.DEAN WITTER DIVERSIFIED INCOME TRUST*  ....... $  740,759,639  0.40%
16.DEAN WITTER SHORT-TERM BOND FUND* ............ $   39,960,083  0.70%(1)
17.DEAN WITTER HIGH INCOME SECURITIES*  ......... $  807,663,293  0.50% on assets up to
                                                                  $500 million and 0.425% on
                                                                  assets over $500 million.
18.PRIME INCOME TRUST** ......................... $  967,109,601  0.90% on assets up to
                                                                  $500 million and 0.85% on
                                                                  assets over $500 million
19.DEAN WITTER BALANCED INCOME FUND* ............ $   42,349,531  0.60%
20.DEAN WITTER RETIREMENT SERIES:*
  (a) U.S. GOVERNMENT SECURITIES SERIES  ........ $   10,777,095  0.65% (2)
  (b) INTERMEDIATE INCOME SECURITIES SERIES  .... $    6,287,271  0.65% (2)
21.DEAN WITTER VARIABLE INVESTMENT SERIES:***
  (a) QUALITY INCOME PLUS PORTFOLIO ............. $  471,930,082  0.50% on assets up to
                                                                  $500 million and 0.45% on
                                                                  assets over $500 million
   (b) HIGH YIELD PORTFOLIO ..................... $  235,450,410  0.50%
22.DEAN WITTER SELECT DIMENSIONS INVESTMENT
   SERIES:***
   (a) DIVERSIFIED INCOME PORTFOLIO ............. $   25,653,777  0.40%(3)
   (b) NORTH AMERICAN GOVERNMENT SECURITIES
       PORTFOLIO ................................ $    3,559,912  0.65%(3) (of which 40% is
                                                                  paid to a Sub-Adviser)
23.DEAN WITTER INTERMEDIATE TERM
   U.S. TREASURY TRUST* ......................... $    2,297,864  0.35%(4)

------------
     * Open-end investment company.

    ** Closed-end investment company.

   *** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

   (1) InterCapital has undertaken, from January 1, 1996 through December 31, 1996, to continue to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of that company's average daily net assets.

   (2) InterCapital has undertaken, from January 1, 1996 through July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.

   (3) InterCapital has undertaken, until the earlier of December 31, 1996 or the attainment by the respective Portfolio of $50 million of net assets, to continue to assume all operating expenses of the Portfolios of Dean Witter Select Dimensions Investment Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Portfolio in its investment management agreement with that company in respect of each Portfolio to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of the pertinent Portfolio.

   (4) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 31, 1997, whichever occurs first.

                     INTERCAPITAL INCOME SECURITIES INC.
              ANNUAL MEETING OF STOCKHOLDERS--DECEMBER 27, 1996

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, ROBERT M. SCANLAN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of INTERCAPITAL INCOME SECURITIES INC. on December 27, 1996 at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 30, 1996 as follows:

   THIS PROXY IS SOLICITED BY THE DIRECTORS. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSALS.

   IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE
              ENCLOSED ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE
              COUNTED.

                       (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS:      [ ] FOR ALL NOMINEES       [ ] WITHHOLD AUTHORITY
                                   (except as marked          (to vote for all
                                   to the contrary            nominees)
                                   below)

     Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT:
                            FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
   ACCOUNTANTS:                                                          098
                            FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                              Please sign personally. If the
                                              shares are registered in more
                                              than one name, each joint owner
                                              or each fiduciary should sign
                                              personally. Only authorized
                                              officers should sign for
                                              corporations.

                                              Dated
                                              ---------------------------------

                                              ---------------------------------
                                                         Signature

                                              ---------------------------------
                                                         Signature